HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6776 - Premier Innovations(SM)

Supplement dated October 5, 2012 to your Prospectus

SHARE CLASS CHANGE

Effective October 31, 2012, Class R3 shares of the following funds will be renamed Class R4 shares:

Columbia Diversified Equity Income Fund

Columbia Mid Cap Value Opportunity Fund

Columbia Multi-Advisor Small Cap Value Fund

As a result of the changes, all references to share class R3 for the above referenced funds in your Prospectus are deleted and replaced with share class R4.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.